Long-term royalty payable	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long-term royalty payable
15. Long-term royalty payable:

On January 11, 2016, the Company entered into a financing agreement with Cartesian to support the Company's global growth initiatives. The financing agreement immediately provided $17,500 in cash (the “Tranche 1 Financing”). In consideration for the funds provided to the Company, Cartesian is entitled to royalty payments based on the greater of (i) a percentage of amounts received by the Company on select HPDI systems and CWI joint venture income through 2025 and (ii) stated fixed amounts per annum (subject to adjustment for asset sales). The carrying value is being accreted to the expected redemption value using the effective interest method, which is approximately 23% per annum. Amounts due to Cartesian are secured by an interest in the Company's HPDI intellectual property and a priority interest in the Company's CWI joint venture interest.

In January 2017, the Company and Cartesian signed a Consent Agreement which allowed the Company to sell certain assets in exchange for prepayment of the Cartesian royalty. Cartesian was to be paid 15% of the net proceeds from these asset sales to a maximum of $15,000, with this payment being allocated on a non-discounted basis to future years' minimum payments.

The Company received holdback payments in 2018, related to the divestiture of the industrial business segment in 2017, which resulted in a $1,045 prepayment to Cartesian and an additional finance charge of $778 in 2018.

As of December 31, 2019, the total royalty prepayments paid to Cartesian as a result of the Consent Agreement was $12,137.

A continuity schedule of the long-term royalty payable is as follows:

	December 31, 2019	December 31, 2018
Balance, beginning of year	$20,935	$19,031
Accretion expense	3,357	4,135
Repayment	(6,034)	(3,009)
Additional finance charge from prepayment	—	778
Balance, end of year	18,258	20,935
Current portion	(5,936)	(6,091)
Long-term portion	$12,322	$14,844

The minimum repayments including interest are as follows, for the years ending December 31:

2020	$5,936
2021	7,268
2022	5,103
2023	1,162
2024	1,637
2025 and thereafter	5,122
$26,228